SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported): September 4, 1996
--------------------------------------------------------------------------------


                               CENTURA BANKS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


North Carolina                  1-10646                   56-1688522
--------------------------------------------------------------------------------
(State of Incorporation)(Commission File Number)(IRS Employer Identification No.)

134 North Church Street, Rocky Mount, North Carolina          27804
--------------------------------------------------------------------------------
(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:           (919) 977-4400
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Centura Banks, Inc.

Item 2.  Acquisition or Disposition of Assets.
As additional information to security holders and investors, the Registrant, pursuant to Article 11, Rule 11-01(a)(8), of Regulation S-X, is providing pro forma financial information as identified in Item 7. This filing is made as an amendment to and replacement for the Form 8-K dated and signed as of September 4, 1996.


Item 7.  Financial statements and Exhibits.
(b) Pro Forma financial information.
The following unaudited pro forma combined condensed balance sheet as of June 30, 1996, and the unaudited pro forma combined condensed income statements for the six months ended June 30, 1996, and for the year ended December 31, 1995, give effect to the affiliation with Centura Banks, Inc. ("Centura") of First Community Bank, Gastonia, North Carolina ("FCB"), and the purchase of 49 percent interest in First Greensboro Home Equity, Inc., ("EqInt"), presented under the purchase method of accounting, which requires that all assets and liabilities be adjusted to their estimated fair value as of the date of the acquisition. In connection with the acquisition of FCB, management anticipates that it will acquire up to 100 percent of the shares to be exchanged in the combination, as approved by Centura's Board of Directors. The pro forma financial information presented herein gives effect to the possible purchase by Centura of these shares. Pro forma adjustments to the balance sheet are computed as if the transactions occurred at June 30, 1996, while pro forma adjustments to the income statements presented are computed as if the transactions were consummated at January 1, 1995.

Additionally, the unaudited pro forma combined condensed balance sheet as of June 30, 1996, and the unaudited pro forma combined condensed income statements for the six months ended June 30, 1996, and for each of the years in the three-year period ended December 31, 1995, combine the historical financial statements of Centura with FirstSouth Bank, Burlington, North Carolina ("FSB") and CLG, Inc., Raleigh, North Carolina ("CLG"), after giving effect to the merger of both entities using the pooling-of-interests method of accounting. Pro forma adjustments to the balance sheet are computed as if the transactions occurred at June 30, 1996, while pro forma adjustments to the income statements are computed as if the transactions were consummated on January 1 of the earliest period presented. The historical information presented for Centura has been restated to include the effects of the First Commercial Holding Corp. merger that was consummated on February 27, 1996, and accounted for using the pooling-of-interests method of accounting.

The pro forma statements are provided for informational purposes only. The pro forma fully combined financial information set forth herein reflects the consummation of the acquisitions noted above as presently contemplated, which event is in Centura's judgment, most likely to occur. The pro forma financial information is not necessarily indicative of actual results that would have been achieved had the transaction been consummated on June 30, 1996, or at the beginning of the periods presented, and is not necessarily indicative of future results. The pro forma statements should be read in conjunction with the audited consolidated financial statements of Centura and the notes thereto included in Centura's annual report on Form 10-K for the year ended December 31, 1995, and Centura's quarterly reports on Form 10-Q for the quarter ended June 30, 1996.

CENTURA BANKS, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET As of June 30, 1996 (in thousands, except share and per share data)



                                                                          Purchases
                                              Historical ------------------------------------------
                                               Centura                                                     Pro forma
                                              Banks, Inc.      Historical     FCB            EqInt/        Registrant/
                                             (Registrant)        FCB         Adjustments     Adjmts        FCB/EqInt
                                             -------------------------------------------------------------------------
                                                (1,2)           (1,3)          (3)            (1,6)
ASSETS
Cash and due from banks                      $  213,693          3,496        (231) (3c)                     174,903
                                                                           (12,805) (3b)    (29,250)(6a)
Investment securities:
     Available for sale                       1,064,137         22,503         -                           1,086,640
     Held to maturity                           246,765            -           -                             246,765
Other interest-earning assets                    32,901          9,875         -                              42,776
Loans and leases                              3,829,120         82,864         -                           3,911,984
  Less allowance for loan & lease losses         56,297          1,239         -                              57,536
                                             -----------------------------------------------------------------------
  Net loans                                   3,772,823         81,625         -                -          3,854,448
Bank premises and equipment                      87,599          2,114         -                              89,713
Other assets                                    213,165          1,740      15,855 (3c)      29,250 (6a)     260,010
                                             =======================================================================
    Total assets                             $5,631,083        121,353       2,819              -          5,755,255
                                             =======================================================================

LIABILITIES
Deposits:
  Demand, noninterest-bearing                   645,354         12,675         -                             658,029
  Interest-bearing                            3,629,922         86,470         -                           3,716,392
                                             -----------------------------------------------------------------------
    Total deposits                            4,275,276         99,145         -                -          4,374,421
Borrowed funds                                  655,334          8,720         -                             664,054
Long-term debt                                  233,668            -           -                             233,668
Other liabilities                                67,931            986         -                              68,917
                                             -----------------------------------------------------------------------
    Total liabilities                         5,232,209        108,851         -                -          5,341,060
                                             ----------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Common stock                                    157,899          3,370      (3,370)(3c)                      173,355
                                                                            28,261 (3c)
                                                                           (12,805)(3b)
Additional paid in capital                          -            4,582      (4,582)(3c)                          -
Common stock acquired by ESOP                      (467)           -           -                                (467)
Unrealized securities gains (losses), net        (9,975)          (135)        -                             (10,110)
Retained earnings                               251,417          4,685      (4,685)(3c)                      251,417
                                             -----------------------------------------------------------------------
    Total shareholders' equity                  398,874         12,502       2,819              -            414,195
                                             -----------------------------------------------------------------------
    Total liabilities & shareholders' equity $5,631,083        121,353       2,819              -          5,755,255
                                             =======================================================================

Outstanding common shares                    22,499,295  (3b)  808,793                                    22,908,585 (3b)
Book value per share                         $    17.73         15.46                                          18.08





                                                        Pooling                               Pooling
                                             -------------------------    Pro forma     -----------------------
                                                                          Registrant/                              Pro forma
                                               Historical     FSB         FCB/EqInt/    Historical     CLG             Fully
                                                  FSB      Adjustments      FSB            CLG      Adjustments     Combined
                                             -------------------------------------------------------------------------------
                                                   (1)          (4)                       (1,5)       (5)
ASSETS
Cash and due from banks                            6,254         -          181,157         -          -             181,157
Investment securities:
   Available for sale                             13,861         -        1,100,501         -          -           1,100,501
   Held to maturity                               14,722         -          261,487         -          -             261,487
Other interest-earning assets                      6,253         -           49,029         -          -              49,029
Loans and leases                                 131,799         -        4,043,783      97,403    (14,569) (5c)   4,126,617
  Less allowance for loan & lease losses           1,714         -           59,250         135        -              59,385
                                             -------------------------------------------------------------------------------
  Net loans                                      130,085         -        3,984,533      97,268    (14,569)        4,067,232
Bank premises and equipment                        4,009         -           93,722      16,875     12,341  (5c)     122,938
Other assets                                       2,596         -          262,606       9,760        -             272,366
                                                                                -
                                             ===============================================================================
    Total assets                                 177,780         -        5,933,035     123,903     (2,228)        6,054,710
                                             ===============================================================================

LIABILITIES
Deposits:
  Demand, noninterest-bearing                     19,894         -          677,923         -                        677,923
  Interest-bearing                               139,033         -        3,855,425         -                      3,855,425
                                            --------------------------------------------------------------------------------
    Total deposits                               158,927         -        4,533,348         -                      4,533,348
Borrowed funds                                       -           -          664,054         227       (227) (5c)     664,054
Long-term debt                                       -           -          233,668      92,511     (2,001) (5c)     324,178
Other liabilities                                  1,729         -           70,646      11,501                       82,147
                                                                                                                         -
                                             -------------------------------------------------------------------------------
    Total liabilities                            160,656         -        5,501,716     104,239     (2,228)        5,603,727
                                             -------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Common stock                                      6,119        9,271 (4b)   188,745           5        -            188,750


Additional paid in capital                        9,271       (9,271)(4b)       -           -          -                -
Common stock acquired by ESOP                       -            -             (467)        -          -               (467)
Unrealized securities gains (losses), net           (68)         -          (10,178)        -          -            (10,178)
Retained earnings                                 1,802          -          253,219      19,659        -            272,878
                                             -------------------------------------------------------------------------------
    Total shareholders' equity                   17,124          -          431,319      19,664        -            450,983
                                             -------------------------------------------------------------------------------
    Total liabilities & shareholders' equity    177,780          -        5,933,035     123,903     (2,228)       6,054,710
                                             ===============================================================================

Outstanding common shares                     1,835,841                   23,936,65(4a)   5,000                  25,598,628(5a)
Book value per share                               9.33                       18.02    3,932.80                       17.62


See notes to unaudited pro forma combined condensed balance sheet - June 30, 1996.



CENTURA BANKS, INC.
Notes To Unaudited Pro Forma Combined Condensed Balance Sheet
As of June 30, 1996

(1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included. Adjustments, if any, are normal and recurring in nature.

(2) Centura's historical information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.

(3) First Community Bank, Gastonia, NC ("FCB"):
a)The acquisition of FCB, accounted for under the purchase method of accounting, was consummated on August 16, 1996. through the issuance of 776,441 shares of Centura common stock. The historical data and pro forma adjustments reflect the actual consummation of this transaction.
b)The transaction was consummated through the issuance of 776,441 shares of Centura common stock. Approximately 409,290 of the shares issued were already repurchased through June 30, 1996. Such repurchase plan was approved by Centura's board concurrent with and as a result of the approval to acquire FCB. The pro forma adjustments reflect the assumption that simultaneously with the acquisition, Centura will complete its repurchase of up to 100% of the shares (i.e. approximately 367,000 shares). Such completion of the share repurchase program, previously approved under separate action by Centura's board of directors, will not in actuality occur simultaneously with the consummation of the acquisition and may result in less than a 100% repurchase. It is assumed Centura will utilize liquid assets currently available to fund the repurchase of shares (i.e. 367,151*$34.875/share or $12,805,000).
c)Goodwill of approximately $15.9 million was recorded, representing the excess of cost over estimated fair value of the net assets acquired as follows:
$27,078,000 value for shares issued (776,441 issued shares *  $34.875/share)
+ 1,183,000 value for  options  converted  (61,632  options converted
-----------    * ($34.875-$15.69  exercise price))
$28,261,000
+   231,000 direct costs of the acquisition
-----------
$28,492,000
-12,637,000 estimated fair value of net assets acquired
-----------
$15,855,000 Goodwill

(4) FirstSouth Bank, Burlington, NC ("FSB"):
a)The merger of FSB is presented under the pooling-of-interests method of accounting, with the issuance of an estimated 1,028,070 shares of Centura common stock for the outstanding shares of FSB, given an exchange ratio of .56 share of Centura common stock for each share of FSB common stock. b)Since Centura's stock has no par value, FSB's additional paid in capital of $9,271,000 is reclassified to common stock.

(5) CLG, Inc., Raleigh, NC  ("CLG"):
a) The merger of CLG is presented under the pooling-of-interests method of accounting, with the issuance of an estimated 1,661,972 shares of Centura common stock for the outstanding shares of CLG, given an exchange ratio of 332.3944 shares of Centura common stock for each share of CLG common stock. b) Since CLG is on a fiscal year ending January 31, the data included is the financial position of CLG at 7/31/96. c) Adjustments have been made to eliminate and reclassify intercompany business as follows: $12,341,000 Leases between CLG & Centura reclassified from loans & leases to bank  premises  and  equipment.
$2,001,000   Loan  to CLG  from  Centura  (and  corresponding  Note  Payable  of
             CLG)eliminated.
$  227,000   Short  term line to CLG from  Centura  (and  corresponding borrowing of CLG) eliminated.

(6)First Greensboro Home Equity, Inc., Greensboro,  NC ("First Greensboro"):
a) The cash purchase of 49 percent interest in First Greensboro ("EqInt") for approximately $29 million will be accounted for as an unconsolidated subsidiary, as First Greensboro's selling shareholders will retain controlling interest of the company.

CENTURA BANKS, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT For the Six Months Ended June 30, 1996 (in thousands, except share and per share data)

                                            Centura                        Purchase
                                           ------------------------------------------------------------  Pro forma
                                            Banks, Inc.  Historical   FCB            EqInt/              Registrant/
                                           (Registrant)     FCB    Adjustments     Adjustments           FCB/EqInt
                                           ---------------------------------------------------------------------------
                                            (1,2)          (1)       (3,4)         (1,3,7)
Interest income                            215,915        4,873                                           220,788
Interest expense                           101,229        2,195                                           103,424
                                           ---------------------------------------------------------------------------
       Net interest income                 114,686        2,678        -              -                   117,364
Provision for loan losses (PFLL)             4,325          144                                             4,469
                                           ---------------------------------------------------------------------------
       Net interest income after PFLL      110,361        2,534        -              -                   112,895
Noninterest income                          38,767          421                    (1,146) (7a)            38,042
Noninterest expense                         97,508        1,900      529 (4b)         956  (7b)           100,893
                                           ---------------------------------------------------------------------------
Income before income taxes                  51,620        1,055     (529)          (2,102)                 50,044
Income taxes                                19,196          307       -  (4b)         (92) (7b,7c)         19,411
                                           ---------------------------------------------------------------------------
       Net income                           32,424          748     (529)          (2,010)                 30,633
                                           ===========================================================================
Earnings per common share:
       Primary                                1.39          0.97                                             1.30
       Fully diluted                          1.39          0.97                                             1.30
Average common shares:
       Primary                          23,257,200      771,817                                        23,647,778 (4c,7d)
       Fully diluted                    23,257,200      771,817                                        23,647,778 (4c,7d)






                                          Pooling                                  Pooling
                                         -----------      Pro forma             ---------------  Pro forma
                                          Historical      Registrant/             Historical       Fully
                                             FSB          FCB/EqInt/FSB               CLG         Combined
                                         ------------------------------------------------------------------
                                            (1,5)                                     (1,6)
Interest income                              6,828          227,616                   5,713        233,329
Interest expense                             3,071          106,495                   3,490        109,985
                                         ------------------------------------------------------------------
       Net interest income                   3,757          121,121                   2,223        123,344
Provision for loan losses (PFLL)               125            4,594                     -            4,594
                                         ------------------------------------------------------------------
       Net interest income after PFLL        3,632          116,527                   2,223        118,750
Noninterest income                             606           38,648                  10,056         48,704
Noninterest expense                          2,665          103,558                   9,632        113,190
                                         ------------------------------------------------------------------
Income before income taxes                   1,573           51,617                   2,647         54,264
Income taxes                                   549           19,960                   1,061         21,021
                                         ------------------------------------------------------------------
       Net income                            1,024           31,657                   1,586         33,243
                                         ==================================================================
Earnings per common share:
       Primary                                0.52             1.28                  317.20           1.26
       Fully diluted                          0.51             1.28                  317.20           1.26
Average common shares:
       Primary                           1,976,682       24,754,720 (5a)              5,000     26,416,692 (6b)
       Fully diluted                     1,994,926       24,764,937 (5a)              5,000     26,426,909 (6b)

-----------------------------------------

See notes to unaudited pro forma combined condensed income statement - Six Months Ended June 30, 1996.



CENTURA BANKS, INC.
Notes To Unaudited Pro Forma Combined Condensed Income Statement
For the Six Months Ended June 30, 1996

(1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included. Adjustments, if any, are normal and recurring in nature.

(2) Centura's historical information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.

(3) Pro forma adjustments have been computed assuming that the transactions presented were completed 1/1/95.

(4) First Community Bank, Gastonia, NC  ("FCB"):
4a) The pro forma adjustments assume that, simultaneously with the acquisition, Centura repurchased or completed its repurchase of 100% of the shares to be issued in connection with the FCB acquisition and that there was no price differential between the stock issued and the stock repurchased.
4b) Amortization of goodwill of $15,855,000 is over a 15-year period (the period estimated to be benefited) using straight-line method ($529,000 for 6 months). Such amortization is not deductible for tax purposes; thus, no adjustment is made for tax benefit of this expense.
4c) Pro forma share and per share data are computed assuming the application of a .96 exchange ratio to the historical average shares, adjusted for shares remaining to be repurchased simultaneously upon consummation (i.e. net income of 52.7% * (.96*771,817) or 390,478 Centura shares). Refer to Note 3 of notes to unaudited pro forma combined condensed balance sheet.

(5)  FirstSouth Bank, Burlington, NC ("FSB"):
5a) The merger of FSB is presented under the pooling-of-interests method of accounting, with the application of a .56 exchange ratio to the historical primary & fully diluted shares of FSB.

(6) CLG, Inc., Raleigh, NC ("CLG"):
6a) Since CLG's fiscal year ends January 31, the above includes the six-month period ending 7/31/96. Adjustments to eliminate and reclassify intercompany business are not material.
6b) The merger of CLG is presented under the pooling-of-interests method of accounting, with the application of a 332.3944 exchange ratio to the historical primary & fully diluted shares of CLG.

(7) 49% Interest in First Greensboro Home Equity,  Greensboro, NC ("EqInt"):
7a) The 49% share of Fist Greensboro's net loss (-$1,146,000) is included under noninterest income. Without a one-time prepayment penalty incurred by First Greensboro in 1996, Centura's 49% share of net income, tax effected, would have been $290,000.
7b) The excess of Centura's cost of this investment over 49% of Centura's equity in the net assets of First Greensboro will be recognized on a straight-line basis over 15 years ($956,000 for 6 months), which is not considered deductible for tax purposes.
7c) Taxes of 40% are applied to 20% (after the dividend received deduction) of the $1,146,000 loss, resulting in $92,000 tax benefit.
7d)  There are no  shares  issued in this cash  purchase transaction.

CENTURA BANKS, INC.
UNAUDITED  PRO FORMA  COMBINED  CONDENSED  INCOME  STATEMENT  For the Year Ended
December  31,  1995 (in  thousands,  except  share and per share  data)

                                                                         Purchases
                                            Centura     ------------------------------------------       Pro forma
                                            Banks, Inc.   Historical     FCB             EqInt/         Registrant/
                                           (Registrant)       FCB    Adjustments      Adjustments        FCB/EqInt
                                           -----------------------------------------------------------------------
                                             (1,2)            (1)       (3,4)           (1,3,7)
Interest income                             394,831          9,178                                        404,009
Interest expense                            181,593          4,059                                        185,652
                                           -----------------------------------------------------------------------
       Net interest income                  213,238          5,119         -               -              218,357
Provision for loan losses (PFLL)              7,709            577                                          8,286
                                           -----------------------------------------------------------------------
       Net interest income after PFLL       205,529          4,542         -              -               210,071
Noninterest income                           60,703            762                       716 (7a)          62,181
Noninterest expense                         173,184          3,418       1,057 (4b)    1,913 (7b)         179,572
                                           -----------------------------------------------------------------------
Income before income taxes                   93,048          1,886      (1,057)       (1,197)              92,680
Income taxes                                 33,334            542         -   (4b)       57 (7b,7c)       33,933
                                           -----------------------------------------------------------------------
       Net income                            59,714          1,344      (1,057)       (1,254)              58,747
                                           =======================================================================
Earnings per common share:
       Primary                                 2.54           1.73                                           2.49
       Fully diluted                           2.54           1.70                                           2.49
Average common shares:
       Primary                           23,548,920        774,741                                     23,548,920 (4c,7d)
       Fully diluted                     23,595,644        788,590                                     23,595,644 (4c,7d)

--------------------------



                                            Pooling        Pro forma     Pooling
                                           -----------     Registrant/  ----------  Pro forma
                                            Historical      FCB/EqInt/  Historical      Fully
                                            FSB               FSB           CLG      Combined
                                           --------------------------------------------------
                                               (1,5)                      (1,6)
Interest income                               12,419        416,428       11,276      427,704
Interest expense                               5,628        191,280        6,272      197,552
                                           --------------------------------------------------
       Net interest income                     6,791        225,148        5,004      230,152
Provision for loan losses (PFLL)                 195          8,481         --          8,481
                                           --------------------------------------------------
       Net interest income after PFLL          6,596        216,667        5,004      221,671
Noninterest income                             1,125         63,306       19,752       83,058
Noninterest expense                            4,906        184,478       19,545      204,023
                                           --------------------------------------------------
Income before income taxes                     2,815         95,495        5,211      100,706
Income taxes                                   1,002         34,935        2,085       37,020
                                           --------------------------------------------------
       Net income                              1,813         60,560        3,126       63,686
                                           ==================================================
Earnings per common share:
       Primary                                  0.95           2.46       625.20         2.42
       Fully diluted                            0.93           2.45       625.20         2.42
Average common shares:
       Primary                             1,912,278     24,619,796 (5b)   5,000   26,281,768 (6b)
       Fully diluted                       1,940,321     24,682,224 (5b)   5,000   26,344,196 (6b)

---------------------------------------------

See notes to unaudited pro forma combined condensed income statement - Year Ended December 31, 1995

CENTURA BANKS, INC.
Notes To Unaudited Pro Forma Combined Condensed Income Statement
For the Year Ended December 31, 1995

(1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included. Adjustments, if any, are normal and recurring in nature.

(2) Centura's historical 1995 information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.

(3) Pro forma adjustments have been computed assuming that the transactions presented were completed 1/1/95.

(4) First Community Bank, Gastonia, NC  ("FCB"):
4a) The pro forma adjustments assume that, simultaneously with the acquisition, Centura repurchased or completed its repurchase of 100% of the shares to be issued in connection with the FCB acquisition and that there was no price
differential   between  the  stock  issued  and  the  stock   repurchased.
4b) Amortization of goodwill of $15,855,000 is over a 15-year period (the period estimated to be benefited) using straight-line method
($1,057,000/year). Such amortization is not deductible for tax purposes; thus, no adjustment is made for tax benefit of this expense.
4c) Pro forma share and per share data are computed assuming the application of a .96 exchange ratio to the historical primary & fully diluted shares
noted  above,   less  an  equivalent  number  of  shares repurchased
simultaneously upon consummation.

(5) FirstSouth Bank, Burlington, NC ("FSB"):
5a) Historical FSB per share amounts and average common shares have been restated to reflect the 5% stock dividend declared by FSB in first quarter 1996.
5b) The merger of FSB is presented under the pooling-of-interests method of accounting, with the application of a .56 exchange ratio to the historical primary & fully diluted shares noted above.

(6) CLG, Inc., Raleigh, NC ("CLG"):
6a) Since CLG's fiscal year ends January 31, the above includes the 12-month period ending 1/31/96. Adjustments to eliminate and reclassify intercompany business are not material.
6b) The merger of CLG is presented under the pooling-of-interests method of accounting, with the application of a 332.3944 exchange ratio to the historical primary & fully diluted shares noted above.

(7) 49% Interest in First Greensboro Home Equity,  Greensboro,  NC ("EqInt"):
7a) The 49% share of Fist Greensboro's net income ($716,000) is included under noninterest income.
7b) The excess of Centura's cost of this investment over 49% of Centura's equity in the net assets of First Greensboro will be recognized on a straight-line basis over 15 years ($1,913,000/year), which is not considered deductible for tax purposes.
7c) Taxes of 40% are applied to 20% (after the dividend received deduction) of the $716,000 income, resulting in $57,000 tax expense.
7d) There are no shares issued in this cash purchase transaction.

CENTURA BANKS, INC.
UNAUDITED  PRO FORMA  COMBINED  CONDENSED  INCOME  STATEMENT  For the Year Ended
December  31,  1994 (in  thousands,  except  share and per share  data)

                                           Centura                  Pro forma                 Pro forma
                                           Banks, Inc.  Historical  Registrant/   Historical      Fully
                                          (Registrant)      FSB         FSB          CLG       Combined
                                          --------------------------------------------------------------
                                             (1,2)         (1,3)                    (1,4)
Interest income                             305,123        9,316      314,439       10,511      324,950
Interest expense                            114,578        3,533      118,111        5,546      123,657
                                          --------------------------------------------------------------
        Net interest income                 190,545        5,783      196,328        4,965      201,293
Provision for loan losses (PFLL)              7,005          215        7,220         --          7,220
                                          --------------------------------------------------------------
        Net interest income after PFLL      183,540        5,568      189,108        4,965      194,073
Noninterest income                           50,115        1,059       51,174       12,584       63,758
Noninterest expense                         152,355        4,412      156,767       13,440      170,207
                                          --------------------------------------------------------------
Income before income taxes                   81,300        2,215       83,515        4,109       87,624
Income taxes                                 29,161          804       29,965        1,884       31,849
                                          --------------------------------------------------------------
        Net income                           52,139        1,411       53,550        2,225       55,775
                                          ==============================================================
Earnings per common share:
        Primary                                2.31         0.76         2.26       445.00         2.20
        Fully diluted                          2.30         0.76         2.26       445.00         2.20
Average common shares:
        Primary                          22,614,210    1,852,092   23,651,382 (3b)   5,000   25,313,354 (4b)
        Fully diluted                    22,678,421    1,861,036   23,720,601 (3b)   5,000   25,382,573 (4b)

-----------------------

See notes to unaudited pro forma combined condensed income statement - Year Ended December 31, 1994

CENTURA BANKS, INC.
Notes To Unaudited Pro Forma Combined Condensed Income Statement
For the Year Ended December 31, 1994


(1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included. Adjustments, if any, are normal and recurring in nature.

(2) Centura's historical 1994 information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.

(3)  FirstSouth Bank, Burlington, NC ("FSB"):
3a) Historical FSB per share amounts and average common shares have been restated to reflect the 5% stock dividend declared by FSB in first quarter 1996.
3b) The merger of FSB is presented under the pooling-of-interests method of accounting, with the application of a .56 exchange ratio to the historical primary & fully diluted shares of FSB.

(4) CLG, Inc., Raleigh, NC ("CLG"):
4a) Since CLG's fiscal year ends January 31, the above includes the 12-month period ending 1/31/95. Adjustments to eliminate and reclassify intercompany business are not material.
4b) The merger of CLG is presented under the pooling-of-interests method of accounting, with the application of a 332.3944 exchange ratio to the historical primary & fully diluted shares of CLG.

CENTURA BANKS, INC.
UNAUDITED  PRO FORMA  COMBINED  CONDENSED  INCOME  STATEMENT  For the Year Ended
December  31,  1993 (in  thousands,  except  share and per share  data)

                                            Centura                 Pro forma                  Pro forma
                                           Banks, Inc.  Historical Registrant/    Historical       Fully
                                          (Registrant)     FSB          FSB           CLG       Combined
                                          ---------------------------------------------------------------
                                             (1,2)         (1,3)                     (1,4)
Interest income                             264,188        7,819      272,007       10,812       282,819
Interest expense                            103,533        3,062      106,595        5,711       112,306
                                          ---------------------------------------------------------------
        Net interest income                 160,655        4,757      165,412        5,101       170,513
Provision for loan losses (PFLL)              8,841          310        9,151         --           9,151
                                          ---------------------------------------------------------------
        Net interest income after PFLL      151,814        4,447      156,261        5,101       161,362
Noninterest income                           52,459        1,272       53,731       12,911        66,642
Noninterest expense                         138,938        3,919      142,857       14,180       157,037
                                          ---------------------------------------------------------------
Income before income taxes                   65,335        1,800       67,135        3,832        70,967
Income taxes                                 22,166          659       22,825        3,866        26,691
                                          ---------------------------------------------------------------
        Net income                           43,169        1,141       44,310          (34)       44,276
                                          ===============================================================
Earnings per common share:
        Primary                                2.09         0.64         2.04        (6.80)         1.90
        Fully diluted                          2.05         0.64         2.00        (6.80)         1.86
Average common shares:
        Primary                          20,696,145    1,769,616   21,687,130 (3b)   5,000    23,349,102 (4b)
        Fully diluted                    21,203,238    1,769,616   22,194,223 (3b)   5,000    23,856,195 (4b)

-----------------------------------------

See notes to unaudited pro forma combined condensed income statement - Year Ended December 31, 1993

CENTURA BANKS, INC.
Notes To Unaudited Pro Forma Combined Condensed Income Statement
For the Year Ended December 31, 1993


(1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included. Adjustments, if any, are normal and recurring in nature.

(2) Centura's historical 1993 information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.

(3) FirstSouth Bank, Burlington, NC ("FSB"):
3a) Historical FSB per share amounts and average common shares have been restated to reflect the 5% stock dividend declared by FSB in first quarter 1996.
3b) The merger of FSB is presented under the pooling-of-interests method of accounting, with the application of a .56 exchange ratio to the historical primary & fully diluted shares noted above.

(4) CLG, Inc., Raleigh, NC ("CLG"):
4a) Since CLG's fiscal year ends January 31, the above includes the 12-month period ending 1/31/94. Adjustments to eliminate and reclassify intercompany business are not material.
4b) The merger of CLG is presented under the pooling-of-interests method of accounting, with the application of a 332.3944 exchange ratio to the historical primary & fully diluted shares noted above.








                                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               CENTURA BANKS, INC.
                                                     Registrant


Date: November 26, 1996             By:     /s/ Frank L. Pattillo
                                            Frank L. Pattillo
                                            Senior Executive Vice President
                                                and Chief Financial Officer